SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 13, 2004
                                                 -----------------


                              PEOPLES BANCORP INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                    Ohio                                31-0987416
-----------------------------------------------    ------------------------
 (State or other jurisdiction of incorporation)     (I.R.S. Employer
                                                     Identification Number)


             138 Putnam Street
               P.O. Box 738,
               Marietta, Ohio                          45750
------------------------------------------    ---------------------------
  (Address of principal executive office)             (Zip Code)


Registrant's telephone number, including area code: (740) 373-3155
                                                    ---------------


                                 Not applicable
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         The Board of Directors of Peoples Bancorp Inc. (NASDAQ: PEBO) yesterday declared a cash dividend of $0.18 per share. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


  EXHIBIT NUMBER          DESCRIPTION
------------------      ----------------------------------------
       99                 News Release issued February 13, 2004

Item 8. Change in Fiscal Year
        Not applicable.

Item 9. Regulation FD Disclosure
        Not applicable.

Item 10.Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics
        Not applicable.

Item 11.Temporary Suspension of Trading Under Registrant's Employee Benefits
        Plan
        Not applicable.

Item 12.Results of Operations and Financial Condition
        Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  February 13, 2004               PEOPLES BANCORP INC.
                                       --------------------
                                       Registrant


                              By: /s/  ROBERT E. EVANS
                                       -------------------------------------
                                       Robert E. Evans
                                       Chief Executive Officer



                                INDEX TO EXHIBITS

   EXHIBIT NUMBER          DESCRIPTION
------------------      ----------------------------------------
       99                 News Release issued February 13, 2004